Financial Results Fourth Quarter 2023 Exhibit 99.2

Forward-Looking Statements & Non-GAAP Financial Measures This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements with respect to the financial condition, results of operations, trends in lending policies and loan programs, plans and prospective business partnerships, objectives, future performance and business of the Company. Forward-looking statements are generally identifiable by the use of words such as “believe,” “continue,” “could,” “decline,” “estimate,” “expect,” “grow,” “growth,” “improve,” “increase,” “may,” “pending,” “plan,” “position,” “preliminary,” “remain,” “rising,” “should,” “slow,” “strategy,” “well-positioned,” or other similar expressions. Forward- looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the information in the forward-looking statements. Such statements are subject to certain risks and uncertainties including: our business and operations and the business and operations of our vendors and customers: general economic conditions, whether national or regional, and conditions in the lending markets in which we participate may have an adverse effect on the demand for our loans and other products; our credit quality and related levels of nonperforming assets and loan losses, and the value and salability of the real estate that is the collateral for our loans. Other factors that may cause such differences include: failures or breaches of or interruptions in the communications and information systems on which we rely to conduct our business; failure of our plans to grow our commercial and industrial, construction, SBA, and franchise finance loan portfolios; competition with national, regional and community financial institutions; the loss of any key members of senior management; the impacts of inflation and rising interest rates on the general economy; risks relating to the regulation of financial institutions; and other factors identified in reports we file with the U.S. Securities and Exchange Commission. All statements in this presentation, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically tangible common equity, tangible assets, tangible book value per common share, tangible common equity to tangible assets, total interest income – FTE, net interest income – FTE, net interest margin – FTE, adjusted noninterest income, adjusted noninterest expense, adjusted noninterest expense to average assets, adjusted income before income taxes, adjusted income tax provision (benefit), adjusted net income, adjusted diluted earnings per share, adjusted tangible common equity, adjusted tangible assets and adjusted tangible common equity to adjusted tangible assets are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non- GAAP performance measures that may be presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the table at the end of this presentation under the caption “Reconciliation of Non-GAAP Financial Measures.” 2

Fourth Quarter 2023 Highlights  Net income of $4.1 million  Diluted earnings per share of $0.48 3  Net interest margin of 1.58% and FTE net interest margin of 1.68%1, both improving by 19 bps from 3Q23  Pace of increase in deposit costs slowed to lowest point in past six quarters  Capital position remains solid  TCE / TA of 6.94%1; CET1 ratio of 9.60%  Record SBA GOS revenue of $6.0 million  NPAs to total assets of 0.20%  Office CRE less than 1% of total loans  Excluding AOCI and adjusting for normalized cash balances, adjusted TCE / TA was 7.66%1  Repurchased 40,000 common shares at an average price of $18.78 under authorized repurchase program 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix  Total revenue increased to $27.2 million  Noninterest expense to average assets of 1.54%  Tangible book value per share increased 4.7% to $41.43  Continued optimization of loan portfolio  Weighted average yield on new loans funded in 4Q23 was 8.85%  Total portfolio loan balances increased 2.8% from 3Q23  Total deposits were relatively stable with 3Q23

Loan Portfolio Overview  Total portfolio loan balances increased 2.8% from 3Q23  Commercial loan balances increased $97.7 million, or 3.4%, compared to 3Q23  Consumer loan balances increased $10.4 million, or 1.3%, compared to 3Q23  4Q23 funded portfolio loan origination yields were 8.85%, relatively stable with 3Q23 and up 278 bps from 4Q22  Office exposure continues to be less than 1% of total loan balances and is limited to suburban and medical 4 Loan Portfolio Mix1 1 Percentages may not add up to 100% due to rounding 2 Includes commercial and industrial and owner-occupied commercial real estate balances Dollars in millions 2 11% 10% 10% 10% 9% 9% 16% 16% 11% 8% 7% 12%3% 9% 1% 2% 4% 4% 4% 2% 4% 11% 17% 13% 8% 22% 26% 24% 20% 21% 18% 38% 34% 34% 31% 30% 27% 2% 2% 2% 4% 6% 8% 9% 7% 6% 6% 6% 5% $2,091 $2,716 $2,964 $3,059 $2,888 $3,499 $3,840 2017 2018 2019 2020 2021 2022 2023 Commercial and Industrial Construction and Investor CRE Single Tenant Lease Financing Public Finance Healthcare Finance Small Business Lending Franchise Finance Residential Mortgage/HE/HELOCs Consumer 5% 24% 10% 14% 6% 6% 11% 14% 10%

$1,710.7 42%$956.8 24% 397.6 10% $244.7 6% $212.5 5% $544.7 13% Consumer Small Business Commercial Public Funds BaaS Brokered2 $119.8 3% $268.6 7% $21.4 1% $439.4 11% $808.9 20% $212.5 5% $1,605.1 39% $591.3 14% Noninterest-bearing deposits Interest-bearing demand deposits Savings accounts Money market - Consumer Money market - SMB/Commercial BaaS deposits Certificates of deposits Brokered deposits Deposit Composition 5  Total deposits declined slightly by $16.5 million, or 0.4%, from 3Q23 and are up 18.2% from 4Q22  Diversified deposit base comprised of a combination of consumer, small business, commercial and public funds  Deposit base is further diversified by product type among checking, money market/savings and CDs  Deposit composition was relatively consistent with 3Q23; used liquidity to pay down higher cost brokered deposits 1 Money market – SMB/Commercial includes small business, commercial, CRE and public funds 2 Public funds includes $46.6 million of deposits that are classified as brokered for regulatory purposes 1 Deposits by Customer Type - 12/31/23 Dollars in millions Total Deposits - $4.1B as of 12/31/23 Dollars in millions Average Balance (Dollars in thousands) $45.2 $92.9 $243.2 $709.2 $46.4

Uninsured Deposit Balances 6  Estimated uninsured deposit balances represent 25% of total deposits, up from 23% in 3Q23  Uninsured balances include Indiana-based Public Funds which are insured by the Indiana Board for Depositories and neither require collateral nor are reported as “Preferred Deposits” on the Bank’s call report  Uninsured balances also include certain large balance accounts under contractual deposit agreements that only allow withdrawal under certain conditions Estimated Uninsured Deposits Public Funds Contractual Deposits Adjusted Uninsured Deposits Estimated Uninsured Deposits Waterfall – 12/31/23 Dollars in millions 25% of Total Deposits 19% of Total Deposits

Liquidity and 4Q23 Deposit Update 7  Cash and unused borrowing capacity totaled $1.6 billion at year end – Cash balances down $115 million since 3Q23 – Currently represents 156% of total uninsured deposits and 208% of adjusted uninsured deposits  Liquidity built in prior quarters deployed to fund loan growth and brokered deposit maturities  Loans to deposits ratio increased to 94.4% 1 Money market – SMB/Commercial includes small business, commercial, CRE and public funds Cost of Funds by Deposit TypeTotal Deposits by Quarter Dollars in millions 4% 3% 3% 3%8% 7% 6% 6%1% 1% 1% 1% 13% 11% 10% 11% 22% 21% 20% 20% 2% 4% 4% 5% 50% 53% 56% 54% 1Q23 2Q23 3Q23 4Q23 Noninterest-bearing deposits Interest-bearing demand deposits Savings accounts Money market - Consumer Money market - SMB/Commercial BaaS deposits Certificates and brokered deposits 1 $3,622.3 $3,854.3 $4,083.5 4Q23 3Q23 2Q23 1Q23 Interest-bearing demand deposits 1.71% 2.18% 1.68% 1.09% Savings accounts 0.85% 0.85% 0.86% 0.86% Money market accounts 4.12% 4.04% 3.88% 3.62% BaaS – brokered deposits 4.38% 4.33% 4.03% 3.80% Certificates of deposits 4.55% 4.37% 3.84% 3.12% Brokered deposits 4.70% 4.74% 4.47% 3.93% Total interest-bearing deposits 4.14% 4.09% 3.75% 3.24% $4,067.0

Net Interest Income and Net Interest Margin  Net interest income on a GAAP and FTE basis were up 14.0% and 12.9%, respectively, from 3Q23  Improved loan mix and higher yields were partially offset by slightly higher funding costs  Total loan portfolio yield impacted by loan beta lag effect on fixed rate portfolios  Pace of increase in deposit costs slowest in past six quarters 8 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix Yield on Loans and Cost of Interest-Bearing Deposits Net Interest Margin – GAAP and FTE1 4.72% 4.96% 5.15% 5.24% 5.50% 2.45% 3.24% 3.75% 4.09% 4.14% 4Q22 1Q23 2Q23 3Q23 4Q23 Yield on loans Cost of interest-bearing deposits $21.7 $19.6 $18.1 $17.4 $19.8 $23.1 $21.0 $19.5 $18.6 $21.0 4Q22 1Q23 2Q23 3Q23 4Q23 GAAP FTE 2.09% 1.76% 1.53% 1.39% 1.58% 2.22% 1.89% 1.64% 1.49% 1.68% 4Q22 1Q23 2Q23 3Q23 4Q23 GAAP FTE Net Interest Income – GAAP and FTE1 Dollars in millions

Net Interest Margin Drivers 9 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix Net Interest Margin – FTE1 Linked-Quarter Change Monthly Rate Paid on Int. Bearing Deposits vs. Fed Funds  Linked-quarter FTE NIM1 increased 19 bps due to higher earning asset yields, offset by slightly higher deposit costs – Weighted average yield of 8.85% on funded portfolio originations during 4Q23 – Securities and other earning assets yields increased 40 and 27 bps, respectively, from 3Q23  Deposit costs increased only 5 bps from 3Q23 to 4.14% for 4Q23 – Deposit balances relatively stable with 3Q23 – Money market and other non-maturity deposit pricing was stable during 4Q23 – Weighted average cost of new CDs in 4Q23 was 4.97% vs. cost of maturing CDs of 4.34%, reflecting the narrowing repricing gap +30 bps -5 bps -16 bps 1.49% 1.68% +10 bps 3.06% 3.26% 3.39% 3.59% 3.79% 3.85% 3.98% 4.13% 4.16% 4.17% 4.09% 4.17% 4.33% 4.58% 4.83% 4.83% 5.08% 5.08% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33% Jan-23 Feb-23 Mar-23 Apr-23 May-23 Jun-23 Jul-23 Aug-23 Sep-23 Oct-23 Nov-23 Dec-23 Int. Bearing Deposits Fed Funds Effective

Noninterest Income 10 Dollars in millions Noninterest Income by Type Dollars in millions Noninterest Income by Quarter  Noninterest income of $7.4 million, consistent with 3Q23  Gain on sale of loans of $6.0 million, up 8.2%, compared to $5.6 million in 3Q23 – SBA loan sale volume increased 11.6% compared to 3Q23 – Net gain on sale premiums increased by 11 bps from 3Q23  Gain on sale of loans was offset by lower loan servicing revenue, net of loan servicing asset revaluation $0.2 $0.4 $6.0 $0.8 Service charges and fees Net loan servicing revenue Gain on sale of loans Other $5.8 $5.4 $5.9 $7.4 $7.4 4Q22 1Q23 2Q23 3Q23 4Q23

Noninterest Expense 11 1 1Q23 noninterest expense includes $3.1 million of mortgage operations and exit costs; see Reconciliation of Non-GAAP Financial Measures in the Appendix Dollars in millions Noninterest Expense by Quarter Noninterest Expense to Average Assets 1.73%1.71% 1.55% 1.72% 1.83% 1.52% 1.53% 1.54% 4Q22 1Q23 2Q23 3Q23 4Q23 Core Non-core items 1 1.56% $18.5 $18.7 $19.8 $20.1 4Q22 1Q23 2Q23 3Q23 4Q23 Core Non-core items $17.9 $21.0 1  Noninterest expense of $20.1 million, compared to $19.8 million in 3Q23  Higher premises and equipment, consulting and professional fees and deposit insurance premium  Partially offset by lower salaries and employee benefits and data processing expenses  Lower noninterest expense to average assets reflects the cost savings from exiting the mortgage business in 1Q23

Asset Quality  Allowance for credit losses to total loans of 1.01% in 4Q23, up 3 bps from 3Q23  Quarterly provision for credit losses was $3.6 million, compared to $1.9 million in 3Q23  Net charge-offs to average loans of 0.12%, compared to 0.16% in 3Q23  Nonperforming loans to total loans increased to 0.26% from 0.16% in 3Q23  Delinquencies 30 days or more past due of 0.31%, compared to 0.22% in 3Q23 12 0.22% 0.26% 0.17% 0.16% 0.26% 4Q22 1Q23 2Q23 3Q23 4Q23 0.17% 0.20% 0.13% 0.12% 0.20% 4Q22 1Q23 2Q23 3Q23 4Q23 NPLs to Total Loans NPAs to Total Assets Net Charge-Offs to Avg. Loans 0.03% 0.82% 0.17% 0.16% 0.12% 4Q22 1Q23 2Q23 3Q23 4Q23

Capital  Tangible common equity to tangible assets increased 30 bps to 6.94%1 from 3Q23  Tangible book value per share of $41.431, up 4.7% from 3Q23  Repurchased 40,000 shares at an average price per share of $18.78 during 4Q23  Since 4Q21, 1.4 million shares have been purchased at an average price per share of $29.51 13 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix 2 Regulatory capital ratios are preliminary pending filing of the Company’s and Bank’s regulatory reports Company Bank Total shareholders' equity to assets 7.02% 8.62% Tangible common equity to tangible assets1 6.94% 8.54% Tier 1 leverage ratio 7.33% 8.95% Common equity tier 1 capital ratio 9.60% 11.73% Tier 1 capital ratio 9.60% 11.73% Total risk-based capital ratio 13.23% 12.73% $26.09 $27.93 $30.82 $33.29 $38.51 $39.74 $41.43 2017 2018 2019 2020 2021 2022 2023 Tangible Book Value Per Share1 Regulatory Capital Ratios – December 31, 20232

Pro Forma Capital Impact of Unrealized Securities Losses  Limited deployment of excess liquidity into the securities portfolio during the low-rate environment in 2020 and 2021  Over 67% of securities are classified as available-for-sale and reported on the balance sheet at market value  Capital ratios at both the holding company and bank, adjusted for all unrealized securities losses, remain well above regulatory minimum requirements  Total after-tax unrealized securities losses represent 12.4% of tangible equity 14 10.61% 8.47% 7.00% 11.73% 9.60% Minimum Capital Required First Internet Bank First Internet Bancorp 11.60% 12.11% 10.50% 12.73% 13.23% Minimum Capital Required First Internet Bank First Internet Bancorp Basel III Reported Adjusted 1 Regulatory capital ratios are preliminary pending filing of the Company’s and Bank’s regulatory reports 2 Adjusted for unrealized losses, after tax Common Equity Tier 1 Capital Ratios 1 Total Capital Ratios 1 Tangible Common Equity / Tangible Assets As of 12/31/23 As of 12/31/23 As of 12/31/23 8.30% 6.70% 8.54% 6.94% First Internet Bank First Internet Bancorp 2

Small Business Lending  $218.5 million in balances as of December 31, 2023  Nationwide platform providing growth capital to entrepreneurs and small business owners  Full year 2023 originations up 139% over 2022  9th largest Small Business Administration 7(a) lender for the SBA’s 2023 fiscal year  Top 10 lender year-to-date for the SBA’s 2024 fiscal year 1315 Managed SBA 7(a) Loans Portfolio Mix by State Portfolio Mix by Major Industry 15% 14% 11% 11%7% 7% 35% TX MI FL CA IN IL Other 22% 19% 14% 12% 11% 22% Retail Trade Services Accommodation and Food Services Construction Manufacturing Other

Franchise Finance  $525.8 million balances as of December 31, 2023  Focused on providing growth financing to franchisees in a variety of industry segments  Strong historical credit performance to date  Average loan size of $0.9 million 16 Portfolio Mix by Borrower Use Portfolio Mix by State Portfolio Mix by Brand 131 18% 13% 13% 11% 9% 8% 28% Limited-Service Restaurants Indoor Recreation Beauty Salons Snacks and Nonalcoholic Beverages Full-Service Restaurants Fitness and Recreational Sports Centers Other 14% 12% 7% 5% 5% 4% 3% 50% TX CA FL MI PA GA KY Other 9% 9% 7% 6% 5% 4% 60% Scooter's Coffee Urban Air Adventure Park My Salon Suite Goldfish Swim School Restore Hyper Wellness Crumbl Cookies Other

Construction and Investor Commercial Real Estate  $393.8 million in combined balances as of December 31, 2023  Average current loan balance of $5.5 million for investor CRE  Average commitment sizes for construction – Commercial construction/development: $20.9 million – Residential construction/development: $3.0 million 17 Portfolio by Loan Type Portfolio Mix by State Portfolio Mix by Major Industry  4Q23 unfunded commitments up from 3Q23 – Commercial construction/development: $498.8 million – Residential construction/development: $41.0 million  Minimal office exposure; 2.1% of combined balances consisting of suburban and medical office space 53%32% 15% Commercial Construction/ Development Investor Commercial Real Estate Residential Construction/ Development 31% 26% 20% 7% 5% 3%3% 2% 2% 1% Industrial Warehouse Multifamily/Mixed Use Hospitality Residential Land Development Senior Living Residential Construction Commercial Land Suburban & Medical Office Retail Residential Land 80% 9% 3% 3% 3% 2% IN AZ KY OH SC CA

Single Tenant Lease Financing  $936.6 million in balances as of December 31, 2023  Long-term financing of single tenant properties occupied by historically strong national and regional tenants  Weighted-average portfolio LTV of 46%  Average loan size of $1.3 million 18 Portfolio Mix by Major Vertical Portfolio Mix by Major Tenant Portfolio Mix by Geography  Strong historical credit performance  No delinquencies in this portfolio  Minimal office exposure; 1.3% of loan balances consisting of medical office space 27% 22% 18% 13% 6% 5% 4% 5% Quick Service Restaurants Auto Parts/ Repair/Car Wash Full Service Restaurants Convenience/Fuel Pharmacies Dollar Stores Specialty Retailers Other 6% 6% 5% 5% 4% 4% 3% 3% 3% 2% 59% Tidal Wave Burger King Wendy's Caliber Collision Red Lobster Dollar General ICWG Bob Evans Walgreens CVS Other 10% 24% 22% 39% 5%

5% 10% 11% 5% 17% 9% 7% 3% 1% 32% AAA/Aaa AA+/Aa1 AA/Aa2 AA-/Aa3 A+/A1 A/A2 A-/A3 BBB+/Baa1 BBB/Baa2 Non-Rated 33% 14% 13% 10% 6% 6% 6% 3% 3% 2% 4% General Obligation Essential use equipment loans Lease rental revenue Water & sewer revenue Short term cash flow financing (BAN) Private Higher Education Tax Incremental Financing (TIF) districts Public higher education facilities Income Tax supported loans Sales tax, food and beverage tax, hotel tax Others 60% 6% 5% 4% 4% 4% 3% 2% 12% IN OK IA OH MO MI GA WA Other Public Finance  $521.8 million in balances as of December 31, 2023  Provides a range of credit solutions for government and not-for-profit entities  Borrowers’ needs include short-term financing, debt refinancing, infrastructure improvements, economic development and equipment financing 19  No delinquencies or losses since inception Portfolio Mix by Repayment Source Borrower Mix by Credit Rating Portfolio Mix by State

Healthcare Finance  $222.8 million in balances as of December 31, 2023  Average loan size of $459,000  Strong historical credit performance to date  No delinquencies in this portfolio 20 Portfolio Mix by Borrower Use Portfolio Mix by Borrower Portfolio Mix by State 20 87% 9% 4% Dentists Veterinarians Other 30% 12% 5% 4% 4% 3% 3% 39% CA TX FL NY AZ WA IL Other 76% 18% 5% 1% Practice Refi or Acquisition Owner Occupied CRE Project Equipment and Other

C&I and Owner-Occupied Commercial Real Estate  $186.6 million in combined balances as of December 31, 2023  Current C&I LOC utilization of 45%  Average loan sizes  C&I: $768,000  Owner-occupied CRE: $855,000 21 Portfolio by Loan Type Portfolio Mix by State Portfolio Mix by Major Industry 21 46% 30% 24% C&I - Term Loans Owner Occupied CRE C&I - Lines of Credit 36% 26% 11% 6% 5% 16% IN AZ CA KS IL Other 32% 20%17% 12% 12% 7% Other Construction Services Manufacturing Real Estate and Rental and Leasing Health Care and Social Assistance  Minimal office exposure; 1.7% of combined loan balances consisting of suburban office space

Residential Mortgage  $419.3 million in balances as of December 31, 2023 (includes home equity balances)  Historically direct-to-consumer originations centrally located at corporate headquarters  Focused on high quality borrowers – Average loan size of $208,000 – Average credit score at origination of 742 – Average LTV at origination of 80%  Strong historical credit performance 22 Concentration by State Concentration by Loan TypeNational Portfolio with Midwest Concentration 15% 3% 72% 5% 5% 22 70% 12% 2% 2% 2% 12% Indiana California Florida Texas New York All other states 92% 4%3% 1% Single Family Residential Home Equity – LOC SFR Construction to Permanent Home Equity – Closed End

23% 21% 17% 29% 10% Specialty Consumer  $377.6 million in balances as of December 31, 2023  Direct-to-consumer and nationwide dealer network originations  Focused on high quality borrowers – Average credit score at origination of 778 – Average loan size of $27,000  Strong historical credit performance Concentration by State Concentration by Loan TypeGeographically Diverse Portfolio 231 14% 11% 6% 4% 4% 61% Texas California Florida North Carolina Arizona All other states 51% 39% 10% Trailers Recreational Vehicles Other Consumer

24 Appendix

Loan Portfolio Composition 25 1 Includes carrying value adjustments of $27.8 million, $29.0 million, $30.5 million, $31.5 million, $32.5 million, $37.5 million and $42.7 million related to terminated interest rate swaps associated with public finance loans as of December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022, December 31, 2021 and December 31, 2020, respectively. Dollars in thousands 2020 2021 2022 1Q23 2Q23 3Q23 4Q23 Commercial loans Commercial and industrial 75,387$ 96,008$ 126,108$ 113,198$ 112,423$ 114,265$ 129,349$ Owner-occupied commercial real estate 89,785 66,732 61,836 59,643 59,564 58,486 57,286 Investor commercial real estate 13,902 28,019 93,121 142,174 137,504 129,831 132,077 Construction 110,385 136,619 181,966 158,147 192,453 252,105 261,750 Single tenant lease financing 950,172 865,854 939,240 952,533 947,466 933,873 936,616 Public finance 622,257 592,665 621,032 604,898 575,541 535,960 521,764 Healthcare finance 528,154 387,852 272,461 256,670 245,072 235,622 222,793 Small business lending 125,589 108,666 123,750 136,382 170,550 192,996 218,506 Franchise finance - 81,448 299,835 382,161 390,479 455,094 525,783 Total commercial loans 2,515,631 2,363,863 2,719,349 2,805,806 2,831,052 2,908,232 3,005,924 Consumer loans Residential mortgage 186,787 186,770 383,948 392,062 396,154 393,501 395,648 Home equity 19,857 17,665 24,712 26,160 24,375 23,544 23,669 Trailers 144,493 146,267 167,326 172,640 178,035 186,424 188,763 Recreational vehicles 94,405 90,654 121,808 128,307 133,283 140,205 145,558 Other consumer loans 36,794 28,557 35,464 37,186 40,806 42,822 43,293 Total consumer loans 482,336 469,913 733,258 756,355 772,653 786,496 796,931 Net def. loan fees, prem., disc. and other 1 61,264 53,886 46,794 45,081 43,127 40,340 37,365 Total loans 3,059,231$ 2,887,662$ 3,499,401$ 3,607,242$ 3,646,832$ 3,735,068$ 3,840,220$

Reconciliation of Non-GAAP Financial Measures 26 Dollars in thousands, except for per share data 2017 2018 2019 2020 2021 2022 2023 Total equity - GAAP $224,127 $288,735 $304,913 $330,944 $380,338 $364,974 $362,795 Adjustments: Goodwill (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) Tangible common equity $219,440 $284,048 $300,226 $326,257 $375,651 $360,287 $358,108 Common shares outstanding 8,411,077 10,170,778 9,741,800 9,800,569 9,754,455 9,065,883 8,644,451 Book value per common share $26.65 $28.39 $31.30 $33.77 $38.99 $40.26 $41.97 Effect of goodwill (0.56) (0.46) (0.48) (0.48) (0.48) (0.52) (0.54) Tangible book value per common share $26.09 $27.93 $30.82 $33.29 $38.51 $39.74 $41.43

Reconciliation of Non-GAAP Financial Measures 27 1 Assuming a 21% tax rate Dollars in thousands, except for per share data 4Q22 1Q23 2Q23 3Q23 4Q23 Total equity - GAAP $364,974 $355,572 $354,332 $347,744 $362,795 Adjustments: Goodwill (4,687) (4,687) (4,687) (4,687) (4,687) Tangible common equity $360,287 $350,885 $349,645 $343,057 $358,108 Total assets - GAAP $4,543,104 $4,721,319 $4,947,049 $5,169,023 $5,167,572 Adjustments: Goodwill (4,687) (4,687) (4,687) (4,687) (4,687) Tangible assets $4,538,417 $4,716,632 $4,942,362 $5,164,336 $5,162,885 Common shares outstanding 9,065,883 8,943,477 8,774,507 8,669,673 8,644,451 Book value per common share $40.26 $39.76 $40.38 $40.11 $41.97 Effect of goodwill (0.52) (0.53) (0.53) (0.54) (0.54) Tangible book value per common share $39.74 $39.23 $39.85 $39.57 $41.43 Total shareholders' equity to assets 8.03% 7.53% 7.16% 6.73% 7.02% Effect of goodwill (0.09%) (0.09%) (0.09%) (0.09%) (0.08%) Tangible common equity to tangible assets 7.94% 7.44% 7.07% 6.64% 6.94% Total interest income $45,669 $52,033 $58,122 $63,015 $66,272 Adjustments: Fully-taxable equivalent adjustments 1 1,384 1,383 1,347 1,265 1,238 Total interest income - FTE $47,053 $53,416 $59,469 $64,280 $67,510 Net interest income $21,669 $19,574 $18,145 $17,378 $19,807 Adjustments: Fully-taxable equivalent adjustments 1 1,384 1,383 1,347 1,265 1,238 Net interest income - FTE $23,053 $20,957 $19,492 $18,643 $21,045 Net interest margin 2.09% 1.76% 1.53% 1.39% 1.58% Adjustments: Effect of fully-taxable equivalent adjustments 1 0.13% 0.13% 0.11% 0.10% 0.10% Net interest margin - FTE 2.22% 1.89% 1.64% 1.49% 1.68%

Reconciliation of Non-GAAP Financial Measures 28 Dollars in thousands, except for per share data 4Q22 1Q23 2Q23 3Q23 4Q23 Noninterest income $5,807 $5,446 $5,871 $7,407 $7,401 Adjustments: Mortgage-related revenue - (65) - - - Adjusted noninterest income $5,807 $5,381 $5,871 $7,407 $7,401 Noninterest expense $18,513 $20,954 $18,670 $19,756 $20,056 Adjustments: Mortgage-related costs - (3,052) - - - Adjusted noninterest expense $18,513 $17,902 $18,670 $19,756 $20,056 Noninterest expense to average assets 1.72% 1.83% 1.52% 1.53% 1.54% Effect of mortgage-related costs 0.00% (0.27%) 0.00% 0.00% 0.00% Adjusted noninterest expense to average assets 1.72% 1.56% 1.52% 1.53% 1.54%

Reconciliation of Non-GAAP Financial Measures 29 1 Assuming a 21% tax rate Dollars in thousands, except for per share data 4Q22 1Q23 2Q23 3Q23 4Q23 Income (loss) before income taxes - GAAP 6,854$ (5,349)$ 3,648$ 3,083$ 3,558$ Adjustments: Mortgage-related revenue - (65) - - - Mortgage-related costs - 3,052 - - - Partial charge-off of C&I participation loan - 6,914 - - - Adjusted income before income taxes $6,854 $4,552 $3,648 $3,083 $3,558 Income tax provision (benefit) - GAAP 503$ (2,332)$ (234)$ (326)$ (585)$ Adjustments:1 Mortgage-related revenue - (14) - - - Mortgage-related costs - 641 - - - Partial charge-off of C&I participation loan - 1,452 - - - Adjusted income tax provision (benefit) 503$ (253)$ (234)$ (326)$ (585)$ Net income (loss) - GAAP 6,351$ (3,017)$ 3,882$ 3,409$ 4,143$ Adjustments: Mortgage-related revenue - (51) - - - Mortgage-related costs - 2,411 - - - Partial charge-off of C&I participation loan - 5,462 - - - Adjusted net income $6,351 $4,805 $3,882 $3,409 $4,143 Diluted average common shares outstanding 9,343,533 9,024,072 8,908,180 8,767,217 8,720,078 Diluted earnings (loss) per share - GAAP 0.68$ (0.33)$ 0.44$ 0.39$ 0.48$ Adjustments: Effect of mortgage-related revenue - (0.01) - - - Effect of mortgage-related costs - 0.27 - - - Effect of partial charge-off of C&I participation loan - 0.60 - - - Adjusted diluted earnings per share $0.68 $0.53 $0.44 $0.39 $0.48

Reconciliation of Non-GAAP Financial Measures 30 Dollars in thousands 4Q23 Tangible common equity $358,108 Adjustments: Accumulated other comprehensive loss 29,375 Adjusted tangible common equity $387,483 Tangible assets $5,164,336 Adjustments: Cash in excess of $300 million (105,898) Adjusted tangible assets $5,058,438 Adjusted tangible common equity $387,483 Adjusted tangible assets $5,058,438 Adjusted tangible common equity to adjusted tangible assets 7.66%